Exhibit 10.12

Software Copyright Transfer Agreement

Party A: Beijing San Teng Da Fei Technology Development Co. Ltd

Party B: Beijing ZYTX Technology Co., Ltd

Whereas:

    1. Party A is a limited liability company duly established and validly existing under Company Law of the Peoples Republic of China and other related laws and regulations, with registered capital of RMB 500,000.

    2. Party B is a limited liability company duly established and validly existing under Company Law of the Peoples Republic of China and other related laws and regulations, with registered capital of RMB 1,000,000.

    3. Party B owns many software and software copyright, and legally has whole, complete rights thereon.

    4. Party B proposes to assign its software and software copyright to Party A through transfer, and Party A agrees to such assignment.

    In order to safeguard the lawful rights and interests of both parties, through equal negotiation by both parties, the following transfer agreement on software and software copyright is signed on freewill basis for jointly complying with.

Article 1 Transfer of object

    The software and software copyright to be transferred includes FOUR(4) software, FIVE(5) software copyright.

    Software are including:

    1.  Insurance Policy Flow Mgt System -phase I

    2. Insurance Policy Flow Mgt System -phase III

    3. AT Streaming Statistic System

    4. Online insurance enquires system

    Software copyright are including:

    1. Remote card management system (hereinafter referred to as “Remote Card Management System) V1.0, registration number: 2009SR013098.

    2. Remote loss setting system (hereinafter referred to as “Remote Loss Setting System) V1.0, registration number: 2009SR013095.

    3. Oversea insurance online covering system (hereinafter referred to as “Oversea Insurance Online Covering System) V1.0, registration number: 2009SR013097.

    4. Insurance policy online real-time feedback system (hereinafter referred to as “Insurance Policy Online Real-time Feedback System) V1.0, registration number: 2009SR013096

    5. Auto insurance premium enquires platform software V1.0, registration number: 2009SR013099

Article 2 Transfer price

    Transfer price is RMB 61,365,833.16 in total.

Article 3: Rights and obligations of Party A

    1.  After signing this agreement, Party A takes possession and owns such software and software right, and has all rights to use, dispose, transfer, and publish such software.

    2. Any expense on registration and filling during transfer shall be borne by Party A.

Article 4 Rights and obligations of Party B

    1. After signing this agreement, Party B shall assist Party A to make registration of alteration on software copyright transfer.

    2. After signing this agreement, Party B shall provide Party A with all source code and other document of software and software copyright.

    3. After signing this agreement, Party B shall neither transfer or disclose software, software copyright and its source code and related document to other institution and individual, nor continue to use or transfer to others to use such software and software copyright.

    4. Party B shall be obligated to provide Party A with technical support on software and software copyright.

Article 5 Breach liability

    If either party breach obligation stated in Article 3, 4 herein, which causes losses to the other party, defaulting party shall pay liquidated damages equal to such loss to non-defaulting party.

Article 6 Dispute resolution

    1. Matters uncovered herein shall be settled through negotiation by both parties. Supplementary agreement signed after negotiation is supplementary and extended to this agreement, has equal legal force with this agreement. In case of inconsistency between content of supplementary agreement and this agreement, supplementary agreement shall prevail

    2. Any and all dispute in connection with or arising from this agreement shall be settled through amicable negotiation by both parties firstly, if it fails to be settled within 30 days, either party shall be entitled to institute legal proceedings before People’s Court where it is located.

Article 7 Effectiveness

    This agreement is made in duplicate, one copy for one party respectively, and comes into force upon sealed by both parties.

(No text below)

Party A:	Party B:
Beijing San Teng Da Fei	Beijing ZYTX Technology Co., Ltd.
Technology Development Co. Ltd.

/s/	/s/
Date: June 29, 2010	Date: June 29, 2010